BLACKROCK FUNDS II

BlackRock Core Bond Portfolio

(the “Fund”)

Supplement dated November 14, 2012

to the Summary Prospectus dated January 27, 2012

Effective immediately, the following changes are made to the Fund’s Summary Prospectus:

The section in the Summary Prospectus captioned “Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Rick Rieder	2010	Chief Investment Officer of Fixed Income, Fundamental Portfolios of BlackRock, Inc.
Bob Miller	2011	Managing Director of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.

SPRO-CB-1112SUP